iShares®

iShares Trust

Supplement dated November 10, 2022 (the “Supplement”)

to the Prospectus and the Statement of Additional Information (the “SAI”), each dated October 24, 2022, for the iShares Environmental Infrastructure and Industrials ETF (EFRA) and the Prospectus and the Statement of Additional Information (the “SAI”), each dated September 6, 2022, for the iShares MSCI Water Management Multisector ETF (IWTR) (each, a “Fund” and together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and the SAI for each Fund.

Effective November 3, 2022, each Fund was added as a borrower to the syndicated line of credit for which the Bank of New York Mellon serves as administrative agent for itself and the other banks.

Effective immediately, each Fund’s Prospectus and SAI are amended as follows:

Change to the Funds’ “More Information About the Fund”

The following disclosure is added as the seventh paragraph of the section of the Prospectus for EFRA entitled “More Information About the Fund” and as the third paragraph of the section of the Prospectus for IWTR entitled “More Information About the Fund—Additional Information”:

The Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to facilitate the settlement of securities or other transactions. The Fund does not intend to borrow money in order to leverage its portfolio.

Change to the Funds’ “A Further Discussion of Other Risks”

The following disclosure is added to the section entitled “A Further Discussion of Other Risks” in the Prospectus for each Fund:

Borrowing Risk. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may also cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Change to the Funds’ “Investment Strategies and Risks”

The first two paragraphs of the section entitled “Borrowing” in the SAI for EFRA and the first paragraph in the section entitled “Borrowing” in the SAI for IWTR are deleted in their entirety and replaced with the following:

The Fund may borrow for temporary or emergency purposes, including to meet payments due from redemptions or to facilitate the settlement of securities or other transactions. The Fund has entered into a syndicated line of credit with the Bank of New York Mellon (“BNY”), which serves as administrative agent for itself and the other banks. The syndicated line of credit may be used for temporary or emergency purposes, including redemption, settlement of trades and rebalancing of portfolio holdings.

Interest rates related to the syndicated line of credit are based on the Secured Overnight Financing Rate (“SOFR”) published by the Federal Reserve Bank of New York plus a spread. Pursuant to the terms of the credit agreement, if SOFR were to cease being published or representative, it would be replaced by a rate based on an alternate benchmark selected by BNY.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

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